(File Nos. 33-64915 and 811-7447)

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule14a-6(e)(2))
[X]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           HARRIS INSIGHT FUNDS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]      No fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)      Total fee paid:

--------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

--------------------------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3)      Filing Party:

--------------------------------------------------------------------------------
         (4)      Date Filed:

--------------------------------------------------------------------------------

                                      - 1 -






[Logo:  Harris Insight(R) Funds                    HARRIS INSIGHT(R) FUNDS TRUST
Powerful Insight o                             HARRIS INSIGHT INTERNATIONAL FUND
Solid Investments]                                   60 STATE STREET, SUITE 1300
                                                     BOSTON, MASSACHUSETTS 02109



                                             July 11, 1997

Dear Shareholder:

         A special meeting of shareholders of Harris Insight International Fund (the "Fund"), a series of Harris Insight Funds Trust (the "Trust"), has been called to be held on August 6, 1997 TO VOTE ON THE PROPOSED ENGAGEMENT OF HANSBERGER GLOBAL INVESTORS, INC. ("HANSBERGER") TO INVEST AND MANAGE THE ASSETS OF THE FUND AS SUB-ADVISER. Harris Trust and Savings Bank ("Harris Trust") and Harris Investment Management, Inc. would retain ultimate responsibility for the investment advisory services provided to the Fund under the terms of the existing Investment Advisory Contract and Portfolio Management Contract.

         We are pleased to send you the attached Notice and Proxy Statement for that meeting. Please take time to read these materials and cast your vote by completing and returning the enclosed proxy. The proposal to be voted on is important to the Fund and to you as a shareholder.

         Harris Trust determined that, in the increasingly sophisticated and competitive arena of global investing, the Fund would be well served by engaging a portfolio manager who specializes in that field. After an extensive search, Harris Trust recommended that the Fund engage Hansberger to manage the Fund's investments.

         The Board of Trustees of the Trust carefully evaluated the proposed Investment Sub-Advisory Contract, considering, among other things, the background and reputation of Hansberger, the compensation to be paid to Hansberger, and the expected effect on the Fund's investment performance and expense levels. In light of these considerations, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE SUB-ADVISORY CONTRACT.

         If you have any questions about this proposal, please speak to your Harris investment professional or call the Harris Insight Funds at (800) 982-8782. We appreciate your continued confidence in the Harris Insight Funds. Please sign and return your proxy promptly.

                                                  Sincerely,

                                                  /s/ C. Gary Gerst

                                                  C. Gary Gerst
                                                  Chairman of the Board





                          HARRIS INSIGHT(R) FUNDS TRUST

                        HARRIS INSIGHT INTERNATIONAL FUND

                           60 STATE STREET, SUITE 1300
                           BOSTON, MASSACHUSETTS 02109

                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 6, 1997
                          -----------------------------


To the Shareholders of HARRIS INSIGHT INTERNATIONAL FUND:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Harris Insight International Fund (the "Fund"), a series of Harris Insight Funds Trust (the "Trust"), has been called to be held at the offices of the Trust, 60 State Street, Suite 1300, Boston, Massachusetts 02109 on Wednesday, August 6, 1997 at 10:00 a.m. Eastern time for the following purposes:

1.       To  approve  an  Investment   Sub-Advisory   Contract   between  Harris
         Investment Management, Inc. and Hansberger Global Investors, Inc. on behalf of the Fund.

2. To transact such other business as may properly come before the Meeting.

The Board of Trustees has fixed the close of business on June 9, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.


                                       By order of the Board of Trustees,

                                       JOHN E. PELLETIER
                                       Vice President and Secretary


Boston, Massachusetts
July 11, 1997

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ACCOMPANYING PRE-PAID ENVELOPE.
--------------------------------------------------------------------------------







                          HARRIS INSIGHT(R) FUNDS TRUST

                        HARRIS INSIGHT INTERNATIONAL FUND

                           60 STATE STREET, SUITE 1300
                           BOSTON, MASSACHUSETTS 02109

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 6, 1997


This Proxy Statement is furnished on behalf of the Board of Trustees (the "Board") of Harris Insight Funds Trust (the "Trust"), a Massachusetts business trust, in connection with the solicitation of proxies of shareholders of Harris Insight International Fund (the "Fund") to be voted at the Special Meeting of Shareholders of the Fund called to be held at the offices of the Trust, 60 State Street, Suite 1300, Boston, Massachusetts 02109, on Wednesday, August 6, 1997, at 10:00 a.m. Eastern time, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement is first being mailed on or about July 14, 1997. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO SHAREHOLDERS UPON REQUEST TO THE FUND AT THE ADDRESS ABOVE (OR CALL 1-800-982-8782).

The solicitation of proxies will be primarily by mail but also may include telephone or oral communications by the officers of the Trust or by regular employees of Harris Trust and Savings Bank ("Harris Trust" or the "Adviser"), the Fund's investment adviser; PFPC Inc. ("PFPC"), the Trust's sub-administrator, accounting services agent and sub-transfer agent; Funds Distributor, Inc. ("FDI"), the Trust's sub-administrator and distributor; or their affiliates. The costs of the Meeting and the preparation, printing and mailing of proxies will be borne by the Fund. The address of Harris Trust is 111 West Monroe Street, Chicago, Illinois 60603. The address of PFPC is 400 Bellevue Parkway, Wilmington, Delaware 19809. The address of FDI is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into twelve separate portfolios, including the Fund. The Fund's shares of beneficial interest currently consist of two classes of shares: Class A Shares and Institutional Shares (collectively, "Shares").

The Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

Unless instructions to the contrary are marked, proxies will be voted FOR the approval of the Investment Sub-Advisory Contract described in this Proxy Statement. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to PFPC, the Trust's sub-transfer agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of Shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Fund will continue to solicit proxies.

Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be votes against adjournment. Broker non-votes are Shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposal. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will result in the Shares covered by the proxy being treated as if they were voted AGAINST the proposal.

The Board fixed the close of business on June 9, 1997 for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. As of June 9, 1997, there were 51,915.154 Class A Shares of the Fund outstanding and 11,573,419.418 Institutional Shares of the Fund outstanding.

VOTE REQUIRED

Approval of the proposal requires the affirmative action of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940, as amended (the "1940 Act"), which means the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the Shares entitled to vote are present or represented by proxy at the Meeting or (b) more than 50% of the Shares entitled to vote.

             PROPOSAL: APPROVAL OF INVESTMENT SUB-ADVISORY CONTRACT

GENERAL

The Board is proposing for shareholder approval an Investment Sub-Advisory Contract between Harris Investment Management, Inc. ("HIM" or the "Portfolio Management Agent") and Hansberger Global Investors, Inc. ("Hansberger" or the "Sub-Adviser") with respect to the Fund (the "Sub-Advisory Contract"). Because Hansberger's fees for its services under the Sub-Advisory Contract will be borne by HIM, the Fund's aggregate investment advisory fees will not change as a result of the appointment of Hansberger.

On June 6, 1997, the Board determined that the Sub-Advisory Contract is fair and reasonable and in the best interests of the Fund and its shareholders. The factors considered by the Board in determining the reasonableness and fairness of the proposed advisory arrangements are described below under "Factors Considered by the Board of Trustees." A copy of the Sub-Advisory Contract is set forth as Exhibit A to this Proxy Statement. The description of the Sub-Advisory Contract is qualified in its entirety by reference to Exhibit A. The Sub-Advisory Contract is subject to such minor changes as the Board, Harris Trust, HIM and Hansberger deem appropriate, provided that these changes are not material.

In September 1997, the Trust plans to commence offering shares of Harris Insight Emerging Markets Fund, for which Hansberger also will serve as investment sub-adviser.

EXISTING INVESTMENT ADVISORY ARRANGEMENTS: INVESTMENT ADVISORY CONTRACT AND PORTFOLIO MANAGEMENT CONTRACT

Harris Trust serves as Adviser to the Fund pursuant to an Investment Advisory Contract dated February 23, 1996, while HIM serves as Portfolio Management Agent to the Fund pursuant to a Portfolio Management Contract dated February 23, 1996 (collectively referred to as the "Existing Agreements"). The Investment Advisory Contract provides that Harris Trust, in return for its fee, will furnish investment advisory and other services to the Trust on behalf of the Fund. Subject to the overall supervision and control of the Board, Harris Trust has supervisory responsibility for the general management and investment of the Fund's assets, giving due consideration to the investment policies and restrictions and portfolio transaction policies. Harris Trust has entered into a Portfolio Management Contract with HIM. Subject to the overall supervision and control of the Board and Harris Trust and pursuant to the terms of the Portfolio Management Contract, HIM has authority to supervise the investments of the Fund, maintain a continuous investment program for the Fund, determine what securities shall be purchased and sold, secure and evaluate such information as it deems proper and take whatever action is necessary or convenient to perform its functions, including the placing of purchases and sale orders.

The Existing Agreements provide that neither Harris Trust nor HIM shall be liable for any error of judgment or mistake of law or for losses to the Trust or its shareholders provided that neither Harris Trust nor HIM is protected from liability to the Trust or its shareholders resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties under the Existing Agreements, or from reckless disregard of its duties and obligations thereunder.

Duration and Termination. Each of the Existing Agreements with respect to the Fund will continue in effect through February 23, 1998, and thereafter from year to year only if such continuance is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Board who are not parties to the Existing Agreements or "interested persons" (as defined in the 1940 Act) of Harris Trust, HIM or the Fund, at a meeting called for the purpose of voting on the Existing Agreements. The Existing Agreements are terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Compensation. Under the Existing Agreements, Harris Trust is entitled to a fee payable by the Fund, which is calculated daily and paid monthly, at an annual rate of 1.05% of the average net assets of the Fund, and HIM is entitled to an equal fee payable by Harris Trust. For the period from commencement of operations of the Fund on February 26, 1996 through December 31, 1996, the Fund paid aggregate advisory fees to Harris Trust of $917,553, which Harris Trust paid to HIM. For the same period, Harris Trust and HIM waived fees of $17,146. Fee waivers are voluntary and may be reduced or eliminated at any time.

Expenses. The Existing Agreements provide that the Fund will bear all expenses of its operation (except for certain expenses expressly borne by the Adviser, the Portfolio Management Agent or other service providers). These expenses include, among others: all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property, and of its transfer, shareholder recordkeeping, dividend disbursing and redemption agents, if any; all charges for equipment or services used for obtaining price quotations; all charges for accounting services provided to the Fund by the custodian, the Adviser or any other provider of accounting services; all expenses of portfolio pricing, net asset value computation and reporting portfolio information to the Adviser, Portfolio Management Agent or Sub-Adviser; all charges for services of administration; all charges of independent auditors and legal counsel; all compensation of the Trustees other than those affiliated with any entity providing advisory or administrative services to the Trust, and all expenses incurred in connection with their services to the Trust; all expenses of preparing, printing and distributing notices, solicitation material and reports to shareholders of the Fund; all expenses of meetings of shareholders; all expenses of preparation and printing of annual or more frequent revisions of the Fund's prospectuses and of supplying each then existing shareholder or beneficial owner of Shares of the Fund with a copy of such revised prospectuses; all expenses relating to preparing and transmitting certificates representing Shares of the Fund, if any; all expenses of bond and insurance coverage required by law or deemed advisable by the Board; all costs of borrowing money; all taxes and corporate fees payable to Federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of registering and maintaining the registration of the Fund under the 1940 Act and of Shares of the Fund under the Securities Act of 1933, of qualifying and maintaining qualification of the Trust and of Shares of the Fund for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; all payments pursuant to a plan adopted on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization; and extraordinary expenses. In addition, the Fund shall pay all brokerage commissions and other charges relating to the purchase and sale of portfolio securities or other assets of the Fund.

PROPOSED SUB-ADVISORY CONTRACT

Under the terms of the Sub-Advisory Contract between HIM and Hansberger, and subject to the overall control of the Board, Harris Trust and HIM, Hansberger will have responsibility for the general management and investment of the Fund's assets. In carrying out its obligations to manage and invest the assets,
Hansberger will (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in the Fund's investment portfolio or may be under consideration for inclusion therein; and
(ii) formulate and execute an ongoing program of investment for the Fund, including geographic allocation, consistent with the Fund's investment objective, policies, strategy and restrictions. Under the terms of the Sub-Advisory Contract, HIM will supervise the performance of Hansberger, including Hansberger's adherence to the Fund's investment objective and policies.

The Sub-Advisory Contract provides that Hansberger shall not be liable for any error of judgment or mistake of law or for losses to the Trust or its shareholders, provided that Hansberger is not protected from liability to the Trust or its shareholders resulting from Hansberger's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Contract, or from reckless disregard of its duties and obligations thereunder.

Duration and Termination. The Sub-Advisory Contract will be become effective upon shareholder approval or as soon as practicable thereafter. The Sub-Advisory Contract will continue in effect until February 23, 1999, and thereafter shall continue for successive annual periods, provided that the continuation is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the Board who are not parties to the Sub-Advisory Contract or interested persons of Harris Trust, HIM, Hansberger or the Fund, at a meeting called for the purpose of voting on the Sub-Advisory Contract. The Sub-Advisory Contract is terminable without penalty by the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a vote of a majority of the Board, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Compensation. Compensation under the Sub-Advisory Contract will not increase the amounts that the Fund pays for advisory services. Under the Sub-Advisory Contract, HIM will bear Hansberger's fees, which will be calculated daily and paid monthly, at an annual rate of 0.75% of the first $25 million of the average net assets of the Fund, 0.50% of the next $75 million, and 0.35% of net assets in excess of $100 million.

Background of Hansberger. Hansberger is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and conducts a worldwide portfolio management business that provides a broad range of portfolio management services to clients in the United States and abroad. Hansberger, a Delaware corporation, has principal offices at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida, 33301 and was founded by Mr. Thomas L. Hansberger in 1994. Before forming Hansberger in 1994, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc., the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton mutual funds. As of June 1, 1997, Hansberger managed assets with a value of approximately $630 million. Hansberger receives investment advisory fees at an annual rate of 0.75% from the Hansberger Institutional Series International Fund, which has an investment objective and policies substantially similar to those of the Fund. More information regarding Hansberger is provided below under "Additional Information."

Portfolio Manager. Although the full advisory staff of Hansberger will contribute to the investment management services provided to the Fund, James E. Chaney will be primarily responsible for the day-to-day management of the Fund. Mr. Chaney joined Hansberger in 1996 as Chief Investment Officer. Prior to joining Hansberger, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, Mr. Chaney managed numerous accounts, including the $2.5 billion Foreign Equity Series of Templeton Institutional Funds Inc.

IMPACT ON THE FUND'S OPERATIONS

Investment Policies. The Fund's objective is to provide international diversification and capital appreciation, with current income as a secondary objective. Hansberger will manage the Fund's investment portfolio in a manner consistent with these objectives. Hansberger also will manage the Fund's investments in accordance with the Fund's current investment policies and restrictions with respect to permitted investment practices. Hansberger's investment strategies and philosophies in pursuing the Fund's objectives may depart from those of HIM, which currently manages the Fund's investments. In its investment approach, Hansberger relies heavily on a fundamental analysis of securities, seeking to maximize the scope and effectiveness of the approach by extending its application into many countries around the world. Hansberger believes that this extensive approach may offer more diverse opportunities and the flexibility to shift portfolio investments not only from company to company and industry to industry, but also from country to country, in the search for undervalued securities.

The investment approach that HIM has employed in managing the Fund contrasts with Hansberger's approach. Under the management of HIM, the Fund has invested in securities that are typical of those represented in the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a broad-based index of international securities. Consistent with this approach, the Fund's portfolio composition has been more or less reflective of the EAFE Index at any point in time. Although the Fund will continue to invest in securities contained in the EAFE Index, the Fund will not necessarily emphasize those securities or invest in them in a manner consistent with their weightings in the EAFE Index.

Due to the expansive scope of Hansberger's investment process, the Fund under Hansberger's management will invest in securities selected from a wider array of potential investments. However, the Fund will tend to hold fewer securities at any given time due to Hansberger's reliance on a security-by-security analysis, as opposed to the comprehensive market-based approach previously employed.

The changes in the Fund's investment policies are intended to be more consistent with the investment approach employed by Hansberger. These are not submitted for approval by shareholders, and are discussed for the purpose of allowing shareholders to consider the overall policies and investment program of the Fund in relation to their consideration of Hansberger as the Fund's day-to-day investment manager.

Portfolio Restructuring. Following the assumption of portfolio management duties by Hansberger, significant portfolio turnover may occur in connection with restructuring the Fund's portfolio to reflect Hansberger's investment approach. This restructuring may result in increased transaction costs and realization of capital gains and losses in the Fund's current fiscal year. Prior to assuming responsibilities as Sub-Adviser, Hansberger may provide investment research services to HIM, including information on particular securities, in order to minimize the impact on the Fund's investment portfolio of appointing Hansberger as Sub-Adviser.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES

The Board believes that the terms of the Sub-Advisory Contract are fair to, and in the best interests of, the Trust, the Fund and the shareholders. The Board, which is comprised only of non-interested Trustees, recommends approval by the shareholders of the Sub-Advisory Contract between HIM and Hansberger on behalf of the Fund. In reaching its decision, the Board carefully evaluated Hansberger as an international investment manager and weighed many factors including, but not limited to: (1) the nature and quality of the services expected to be rendered to the Fund by Hansberger; (2) the Fund's investment objectives and asset size; (3) the compensation payable to Hansberger under the proposed Sub-Advisory Contract by HIM and the fact that such compensation will not result in an increase in the Fund's advisory fees or aggregate expense ratio; (4) the history, reputation, qualifications and background of Hansberger, as well as the qualifications of its personnel and its financial condition; (5) the potential transaction costs and realization of capital gains and losses involved in restructuring the Fund's portfolio to reflect Hansberger's investment approach; (6) the benefits expected to be realized as a result of the Fund's association with Hansberger; and (7) other factors deemed relevant.

Harris Trust has advised the Board that it expects that there will be no dilution in the scope and quality of advisory services provided to the Fund as a result of the Sub-Advisory Contract. Accordingly, the Board believes that the Fund should receive investment advisory services under the Sub-Advisory Contract that are equal or superior to those currently received under the Existing Agreements, at the same fee level.

If the Sub-Advisory Contract is not approved by shareholders, HIM would continue to perform the day-to-day management of the Fund's investment portfolio under the supervision of Harris Trust. In that event, the Board might seek alternative sources for investment sub-advisory services. Even if the proposal is approved by shareholders of the Fund, the Board will retain the right in its judgment to delay or not to proceed with such appointment with respect to the Fund for any reason.

Based on the foregoing, the Board determined that it would be in the best interests of the Fund and its shareholders for shareholders to approve the appointment of Hansberger as Sub-Adviser pursuant to the proposed Sub-Advisory Contract.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.


                             ADDITIONAL INFORMATION

BENEFICIAL SHARE OWNERSHIP

As of the record date, the shareholders listed in the table below owned of record or beneficially more than 5% of the outstanding Shares of a class of the Fund. Holdings of less than 1% of Shares of the Fund are indicated by "-".

           Shareholder                               Number of Shares           % of Class                % of Fund
           -----------                               ----------------           ----------                ---------
CLASS A SHARES
   National Financial Services Corp.                    10,794.905                  20.79%                    -
   Church Street Station
   New York, NY  10008

   Harris Trust and Savings Bank                         7,432.918                  14.32%                    -
   Chicago, IL  60690

   Karen Toole Verbica                                   7,341.281                  14.14%                    -
   San Jose, CA 95150


                                      -8-




           Shareholder                               Number of Shares           % of Class                % of Fund
           -----------                               ----------------           ----------                ---------

CLASS A SHARES, CONTINUED
   Carlos Garin & Louise Garin                           7,318.293                  14.10%                    -
   Bosque De Las Lomos 127
   Mexico

   Northern Trust                                        4,906.843                   9.45%                    -
   Chicago, IL  60675

INSTITUTIONAL SHARES
   Harris Trust and Savings Bank                    11,064,651.990                  95.60%                  95.18%
   Chicago, IL  60690

As of the record date, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the Fund and each of its classes.

ADDITIONAL INFORMATION ABOUT HANSBERGER

Set forth below is information concerning the principal executive officer and directors of Hansberger:

        Name                                                 Principal Occupation
        ----                                                 --------------------

Thomas L. Hansberger                    Chairman, President and Chief Executive Officer of Hansberger

Salah M. Al-Maousherji                  Director of Hansberger and President of Al-Mashora Consultancy
                                        Services (financial consulting firm)

Alberto Cribiore                        Director of Hansberger and Principal of Brera Capital Partners, LLC
                                        (investment banking firm)

Max C. Chapman, Jr.                     Director of Hansberger, Chairman of Nomura Holding America, Inc.  and
                                        Director and Managing Director of Nomura Securities Limited
                                        (financial services companies)


The business address of each of the foregoing is 515 East Olas Boulevard, Suite 1300, Fort Lauderdale, Florida 33301.

As of June 1, 1997, Thomas L. Hansberger owned approximately 48% of the outstanding shares of Hansberger. As of the same date, SLW Family Limited
Partnership, of which Mr. Hansberger is a Partner, owned approximately 15% of the outstanding shares of Hansberger.


                                      -9-




OTHER MATTERS; SHAREHOLDER PROPOSALS

Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Massachusetts law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, John E. Pelletier, in care of Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

NOTICES TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers and voting trustees and their nominees should advise the Secretary of the Trust, John E. Pelletier, in care of Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109, whether, with respect to Shares of record held by them, other persons are beneficial owners of Shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the Shares.

YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                         By Order of the Board of Trustees,

                                         JOHN E. PELLETIER
                                         Vice President and Secretary




                                      -10-






                                                                       EXHIBIT A

                        INVESTMENT SUB-ADVISORY CONTRACT
                                       FOR
                        HARRIS INSIGHT INTERNATIONAL FUND
                                      WITH
                        HANSBERGER GLOBAL INVESTORS, INC.


         Harris Investment Management, Inc. (the "Portfolio Management Agent"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Hansberger Global Investors, Inc. (the "Subadviser"), a Delaware corporation registered as an investment adviser under the Advisers Act, agree as follows:

         1. APPOINTMENT OF SUBADVISER. Subject to and in accordance with the Portfolio Management Agreement between Harris Trust and Savings Bank, an
Illinois bank and the investment adviser to the portfolios of Harris Insight Funds Trust (the "Trust") (the "Adviser"), and the Portfolio Management Agent, the Portfolio Management Agent appoints the Subadviser to act as manager of the assets of the Harris Insight International Fund (the "Fund"), a portfolio of the Trust, said assets, including interest and dividends earned thereon and capital accretions or other additions thereto (collectively, the "Assets"), to be invested in accordance with the current Prospectus and Statement of Additional Information of the Fund, as amended or supplemented from time to time, and the Subadviser accepts that appointment for the period and on the terms set forth below.

         2.  SERVICES OF SUBADVISER.

         (A) INVESTMENT MANAGEMENT. Subject to the overall control of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser and the Portfolio Management Agent, the Subadviser shall have supervisory responsibility for the general management and investment of the Assets of the Fund giving due consideration to the investment policies and restrictions, portfolio transaction policies and the other statements concerning the Fund in the Trust's Declaration of Trust, by-laws and registration statements under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, and to the provisions of the Internal Revenue Code applicable to regulated investment companies and other applicable law (the "Investment Policies and Restrictions"). The Subadviser shall not lend or pledge any of the Assets without the prior written consent of the Portfolio Management Agent.

         Subject to the overall control of the Board of Trustees, the Adviser and the Portfolio Management Agent, and unless otherwise instructed, the Subadviser shall vote proxies solicited by issuers of securities held by the Fund.

         (B) MANAGEMENT SERVICES. In carrying out its obligations to manage and invest the Assets, the Subadviser shall: (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economic regions and individual national economies generally, together with information specific to individual companies or industries, the securities of which are included in the Fund's investment portfolio or may be under consideration for inclusion therein; and (ii) formulate, recommend, and execute an ongoing program of investment for the Fund consistent with the Fund's investment objective, policies, strategy, and restrictions as set forth in the Fund's registration statement.

         (C) MONITORING SUBADVISER. The Portfolio Management Agent shall monitor and evaluate the investment performance of the Subadviser; and shall monitor the investment activities of the Subadviser to ensure compliance with the Investment Policies and Restrictions.



                                     -A-1-





         (D) REPORTS AND INFORMATION. The Subadviser shall furnish to the Portfolio Management Agent periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Portfolio Management Agent or the Board of Trustees or the officers of the Trust may reasonably request.

         (E) UNDERTAKINGS OF SUBADVISER. The Subadviser further agrees that it will:

                  (i) At all times be duly registered as an investment adviser under the Advisers Act and be duly registered and qualified under other securities legislation in each jurisdiction where such registration or qualification is required, whether as portfolio manager, investment counsel or such other category as may be required;

                  (ii) Comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations and policy decisions and procedures adopted by the Board of Trustees from time to time;

                  (iii) In the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies with respect thereto, as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the 1933 Act and the 1940 Act. In placing orders or directing the placement of orders for the execution of portfolio transactions, the Subadviser shall select brokers and dealers for the execution of the Fund's transactions. In selecting brokers or dealers to execute such orders, the Subadviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Subadviser's investment research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Subadviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Subadviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund's or the Subadviser's overall responsibilities to the Subadviser's discretionary accounts;

                  (iv) Maintain books and records with respect to the securities transactions of the Fund;

                  (v) Notify the Portfolio Management Agent within five business days of any change in the Subadviser's directors and senior officers, and of any anticipated action that would constitute an "assignment" of this Agreement under the 1940 Act; and

                  (vi) Treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust or to prior, present or potential shareholders, and not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (A) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, (B) when so requested by the Trust, (C) as required by tax authorities or (D) pursuant to applicable law, a judicial request, requirement or order, provided that the Subadviser takes reasonable steps to provide the Trust with prior notice in order to allow the Trust to contest such request, requirement or order.

         (F) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.



                                     -A-2-






         (G) INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust or the Portfolio Management Agent and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Portfolio Management Agent in any way.

         3. UNDERTAKINGS OF PORTFOLIO MANAGEMENT AGENT. The Portfolio Management Agent will:

         (a) Furnish to the Subadviser promptly a copy of the Trust's Declaration of Trust and By-Laws, each amendment to the registration statement of the Trust under the 1940 Act and the 1933 Act, of each Prospectus and Statement of Additional Information relating to the Fund and any supplement thereto, all governing documents of the Fund and all Board-adopted procedures of the Fund;

         (b) Inform the principal custodian of the Fund (the "Custodian") (currently PNC Bank, N.A.) of the appointment of the Subadviser as investment subadviser in the provision of custodial services to the Fund;

         (c) Instruct the Custodian to cooperate with the Subadviser in the provision of custodial services to the Fund; and

         (d) Provide the Subadviser with all information that the Subadviser may reasonably require insofar as it relates to the custodial arrangements in connection with this Agreement.

         4. EXPENSES BORNE BY SUBADVISER. The Subadviser at its own expense shall furnish personnel, office space and office facilities and equipment reasonably required to render its services pursuant to this Agreement.

         5. COMPENSATION OF SUBADVISER. For the services to be rendered and the expenses to be assumed and to be paid by the Portfolio Management Agent under this Agreement, the Portfolio Management Agent shall pay to the Subadviser a monthly fee, computed and accrued on each day on which the Fund's net asset value is determined, and payable in arrears on the first business day of each month, at the annual rate of 0.75% of the first $25 million of the average net asset value of the Assets, 0.50% of the next $75 million, and 0.35% of such net asset value in excess of $100 million. The fee payable under this Agreement shall be reduced proportionately during any month in which this Agreement is not in effect for the entire month.

         6. NON-EXCLUSIVITY. The Portfolio Management Agent understands that the Subadviser now acts, will continue to act, or may act in the future, as investment adviser or investment subadviser to fiduciary and other managed accounts, including other investment companies and the Portfolio Management Agent has no objection to the Subadviser so acting, provided that the Subadviser duly performs all obligations under this Agreement. If the availability of any particular investment security is limited and that security meets the investment objective, policies and current strategy of the Fund and also those of one or more of the Subadviser's other managed accounts, such security will be allocated among such accounts on an equitable basis, having regard to whether the security is currently held in any of the relevant investment portfolios, the relevant size and rate of growth of each of the Fund and the other managed accounts, and other reasonable factors. The Portfolio Management Agent also understands that the Subadviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Subadviser, with respect to the Fund. Nothing in this Agreement shall impose upon the Subadviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Subadviser or its shareholder, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client, provided however, that the Subadviser and its personnel will comply with the code of ethics applicable to them as approved by the Board of Trustees of the Trust.

         Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Subadviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Fund, or person otherwise affiliated with the Fund (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any



                                     -A-3-





other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

         7. STANDARD OF CARE. Neither the Subadviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust or its shareholders for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part or from reckless disregard of its obligations and duties under this Agreement.

         8. INSPECTION. The Portfolio Management Agent (or any authorized agent of the Portfolio Management Agent as advised in writing to the Subadviser) shall have a right to audit, inspect and photocopy documents (and remove such photocopies) relating to investment subadvisory and portfolio management services performed under this Agreement, during normal business hours of the Subadviser.

         9. REPRESENTATIONS OF THE PORTFOLIO MANAGEMENT AGENT AND SUBADVISER. The Portfolio Management Agent represents that (i) it is authorized to perform the services herein; (ii) the appointment of the Subadviser has been duly authorized; and (iii) it will act in conformity with the 1940 Act, and other applicable laws.

         The Subadviser represents that (i) a copy of its Articles of Incorporation, together with all amendments thereto, is on file in the office of the Secretary of the State of Delaware; (ii) it will act in conformity with the 1940 Act and other applicable laws; and (iii) is authorized to perform the services described herein.

         10.      AUTHORIZED PERSONS.

         (a) The Subadviser is authorized to accept instructions and directions with respect to this Agreement signed by any Director or Senior Director of the Portfolio Management Agent. The Portfolio Management Agent will notify the Subadviser of any changes in its officers empowered to act under this Agreement. Until actual written notice of any such changes is received by the Subadviser, Subadviser may continue to accept instructions and directions from those officers previously designated by the Portfolio Management Agent.

         (b) The Portfolio Management Agent is authorized to accept instructions and directions with respect to this Agreement signed by any authorized persons of the Subadviser as listed in Schedule A of this Agreement. The Subadviser will notify the Portfolio Management Agent of any changes in its officers empowered to act under this Agreement.

         (c) The  Subadviser  will advise the  Custodian of the names of persons
from  whom  the  Custodian  is  authorized  to  accept  instructions   regarding
investment transactions.

         11. USE OF SUBADVISER'S NAME AND MARKS. The Subadviser grants to the Portfolio Management Agent and the Trust the limited and non-exclusive right to use, in marketing, promotional and advertising materials of the Portfolio Management Agent or the Trust, any registered trademarks, logos or other marks that the Subadviser uses in advertising and publicizing itself and its services as a portfolio manager or investment counsel. Any such material shall be subject to the prior written approval by the Subadviser as to form and content prior to its use by the Portfolio Management Agent or the Trust, which approval shall not unreasonably be withheld. The Subadviser consents to the disclosure, in documents relating to the Fund, of its name as the investment subadviser and portfolio manager of the Assets of the Fund.

         12. AMENDMENT. This Agreement may not be amended without the affirmative votes (a) of a majority of the Trustees of the Trust, including a majority of those Trustees who are not "interested persons" of the Trust, the Investment Adviser, the Portfolio Management Agent or the Subadviser and (b) of a "majority of the outstanding shares" of such Fund. The terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.



                                     -A-4-




         13. TERMINATION. This Agreement may be terminated, at any time, without payment of any penalty, by the Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund, upon at least 60 days' written notice to the Portfolio Management Agent and the Subadviser. This Agreement may be terminated by the Portfolio Management Agent and the Subadviser at any time upon at least 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to the Fund from the date hereof until February 23, 1999 and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Trust, the Investment Adviser, the Portfolio Management Agent or the Subadviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees or by a vote of a majority of the outstanding shares of the Fund.

         14. NOTICE. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

         To the Subadviser:                 Hansberger Global Investors, Inc.
                                            515 East Las Olas Blvd., Suite 1300
                                            Fort Lauderdale, Florida 33301
                                            Attention: General Counsel


         To the Portfolio
         Management Agent:                  Harris Investment Management, Inc.
                                            190 South LaSalle Street
                                            Chicago, IL 60606


         To the Trust:                      Harris Insight Funds Trust
                                            60 State Street, Suite 1300
                                            Boston, MA 02109


         All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

         15. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Trust, which shall have all rights against the Subadviser as would pertain to it if this Agreement were directly between the Trust and the Subadviser.

         16. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

         17. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "under this Agreement" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for



                                     -A-5-




convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement constitutes the entire agreement between the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:  ________________
                                              HARRIS INVESTMENT MANAGEMENT, INC.

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


ATTEST:

______________________, Secretary


                                               HANSBERGER GLOBAL INVESTORS, INC.

                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

ATTEST:

______________________, Secretary


                                                AGREED AND ACCEPTED:

                                                HARRIS INSIGHT FUNDS TRUST

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:
ATTEST:

______________________, Secretary


                                                 HARRIS TRUST AND SAVINGS BANK

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:
ATTEST:

______________________, Secretary


                                    *  *  *





                                   SCHEDULE A
                         SUBADVISER'S AUTHORIZED PERSONS



                                     -A-6-


   Please Mark, Sign, Date and Return This Proxy Promptly Using the Enclosed
                                    Envelope.







                          HARRIS INSIGHT(R) FUNDS TRUST
                        HARRIS INSIGHT INTERNATIONAL FUND

                SPECIAL MEETING OF SHAREHOLDERS - AUGUST 6, 1997

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned hereby appoints John E. Pelletier and Christopher J. Kelley (or, if only one shall act, that one), each with the power of substitution, as proxies for the undersigned, to vote all shares of Harris Insight International Fund (the "Fund"), a series of Harris Insight Funds Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund called to be held at the offices of the Trust, 60 State Street, Suite 1300, Boston, Massachusetts 02109 on Wednesday, August 6, 1997 at 10:00 a.m. Eastern time, and at any adjournment thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. If no instructions are given, such shares will be voted FOR the Proposal set forth below.

         PROPOSAL: APPROVAL OF AN INVESTMENT SUB-ADVISORY CONTRACT BETWEEN HARRIS INVESTMENT MANAGEMENT, INC. AND HANSBERGER GLOBAL INVESTORS, INC. ON BEHALF OF THE FUND. (The Board of Trustees unanimously recommends that you vote FOR.)

              FOR (  )       AGAINST (  )       ABSTAIN (  )

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Receipt is acknowledged of the Notice of Proxy Statement for the Special Meeting of Shareholders to be held on August 6, 1997. (NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.



         ---------------------------------------------          ----------------
         Authorized Signature                                         Date


         ---------------------------------------------          ----------------
         Printed Name (and Title if Applicable)                       Date


         ---------------------------------------------          ----------------
         Authorized Signature (Joint Investor)                        Date


         ---------------------------------------------          ----------------
         Printed Name (and Title if Applicable)                       Date



PLEASE  MARK,  SIGN DATE AND  RETURN  THIS  PROXY  PROMTLY  USING  THE  ENCLOSED
                                   ENVELOPE.